UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 3, 2008


                           BRITTON INTERNATIONAL INC.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             Nevada                   000-52861                 47-0926554
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             401 Wilshire Boulevard
                                   Suite 1065
                                Santa Monica, CA
                                      90401
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (877) 355-1388
               __________________________________________________
               Registrant's telephone number, including area code


                                725 Kendall Lane
                             Boulder City, NV 89005
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 5, 2008, Britton International Inc. ("Britton") completed the transactions contemplated by that certain Share Exchange Agreement, dated as of September 3, 2008, by and among Britton, CaliCo Entertainment Group, Inc., ("CaliCo") and the shareholders of CaliCo (the "Exchange Agreement"). Accordingly, Britton acquired all of the issued and outstanding shares of stock of CaliCo, in exchange for the issuance in the aggregate of 3,450,000 shares of common stock of Britton, which shares represent 5% of the issued and outstanding capital stock of Britton after the consummation of the Exchange Agreement and the transactions contemplated thereby. As a result of the Exchange Agreement, CaliCo became a wholly-owned subsidiary of Britton.

The description of the transactions contemplated by the Exchange Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed with this report and incorporated by this reference.

ITEM 2.01.  COMPLETION OF AN ACQUISITION OR DISPOSITION OF ASSETS.

On September 5, 2008, Britton acquired all of the outstanding shares of capital stock of CaliCo from the shareholders of CaliCo in accordance with the terms of the Exchange Agreement more particularly described in Item 1.01 and incorporated herein by reference. In accordance with the terms of the Exchange Agreement, in exchange for all 3,450,000 issued and outstanding shares of CaliCo, Britton issued to the shareholders of CaliCo an aggregate of 3,450,000 shares of Britton' common stock, which shares represent 5% of the issued and outstanding capital stock of Britton.

Britton intends to change its name to Belltower Entertainment, Corp., or a similar name, to reflect the present and current business activities.

See Item 5.01 for additional information reported by Britton as a shell company. Britton will continue to be a shell company (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended).

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

On September 5, 2008, pursuant to the terms of the Exchange Agreement described in Items 1.01, 2.01 and 5.01, Britton issued 3,450,000 shares of its common stock to the shareholders of CaliCo in exchange for all of the issued and outstanding capital stock of CaliCo.

The shares of common stock issued under the Exchange Agreement were not registered under the Securities Act of 1933 (the "Securities Act"), and bear restrictive legends that reflect this status.

The securities were issued in a private placement in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, and/or Regulation S promulgated under the Securities Act. Britton did not engage in any general solicitation or advertisement for the issuance of these securities. In connection with this issuance, each person represented that (i) such person is an accredited investor as this term is defined in Regulation D under the

Securities Act, (ii) such person is not a US Person within the meaning of Regulation S, (iii) the securities such person is acquiring cannot be resold except pursuant to a effective registration under the Securities Act or in reliance on an exemption from the registration requirements of the Securities Act, and that the certificates representing such securities bear a restrictive legend to that effect and/or (iv) such person intends to acquire the securities for investment only and not with a view to the resale thereof.

ITEM 5.01 - CHANGES IN CONTROL OF THE REGISTRANT

On September 5, 2008 (the "Closing Date"), Britton consummated the transactions contemplated by the Exchange Agreement, pursuant to which Britton acquired all of the issued and outstanding shares of stock of CaliCo in exchange for the issuance in the aggregate of 3,450,000 shares of Britton' common stock. Following the Closing Date, CaliCo became a wholly-owned subsidiary of Britton and, upon the issuance of the shares pursuant to the Exchange Agreement, the shareholders of CaliCo, became the owners of 5% of Britton's issued and outstanding stock. Prior to the closing date, Britton had a total of 71,012,847 issued and outstanding shares of common stock and after the consummation of the transaction, it currently has 74,462,847 issued and outstanding shares of common stock.

Donald K. Bell was added to the Board of Directors with Jacek Oscilowicz on the Closing Date. It is contemplated that the officers of CaliCo may become officers of Britton.

Other than the transactions and agreements disclosed in this Form 8-K, Britton knows of no arrangements which may result in a change in control of Britton.

No officer, director, promoter, or affiliate of Britton has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by Britton through security holdings, contracts, options, or otherwise.

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name                              Age      Position

Jacek Oscilowicz                   36      Director

Donald K. Bell                     44      President and Director
                                           (Principal Executive) and
                                           Chief Financial Officer


Our board of directors is elected annually.

Executive Compensation

The officers and directors each have not received any compensation for services rendered to Britton and CaliCo, or either. We have no retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of its employees.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Britton' common stock as of September 8, 2008 by:

- each person known by Britton to be the beneficial owner of more than 5% of Britton' outstanding shares of common stock;
- each of Britton' officers and directors; and
- all of Britton' officers and directors as a group.

Unless otherwise indicated, Britton believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

NAME AND ADDRESS OF                          PERCENT OF            AMOUNT AND
BENEFICIAL OWNERS                            OWNERSHIP             NATURE OF
                                                                   OWNERSHIP
_____________________________________________________________________________

Jacek Oscilowicz                                38%                27,000,000
725 Kendall Lane
Boulder City, NV  88005

Donald K. Bell                                   1%                   505,000
401 Wilshire Blvd
Suite 1065
Santa Monica, CA  90401

All directors and executive officers
as a group 39% (2 individuals).                                    27,505,000

Jacek Oscilowicz

Jacek Oscilowicz formed, in August 2003, Britton and was appointed to the Board of Directors in August 2003 to serve for a term of one year. He has been re-appointed for additional one-year terms and was the sole director of Britton until the closing date. Mr. Oscilowicz was also appointed to the positions of President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer on August 7, 2003 and continued to hold those positions until the Closing Date.

Mr. Oscilowicz was a member of Triamca, LLP, an American firm which specialized in the manufacture of building construction materials. Mr. Oscilowicz was, from 1999 to the present, the managing partner of Ravnhouse LLP, a holding company formed in 1999 to develop production of specialized designer stucco used in upscale home building projects. Beginning in August 2004, Mr. Oscilowicz also became a member of B.O.S.S. Technologies, LLC, a Nevada based private company, with interest in precious metal processing.

Donald K. Bell

Donald K. Bell formed, in June 2007, CaliCo and was the organizer and initial officer and director of and currently serves as its President and Chief Executive Officer and Financial and Accounting Officer.

From February 2002 through October 2004, Mr. Bell was the President of Discovery Investments, Inc., now known as China Evergreen Environmental Corp, a company that specializes in waste water management in the Peoples Republic of China. Mr. Bell also served as the President of Auteo Media, Inc. from September 2002 until December 2003 and from September 2002 to June 2004, he was the Company's Secretary and Chief Financial Officer. The Company was engaged in the internet auto dealer consumer marketing business. Mr. Bell also holds various oil and gas leases and mining and exploration interests in closely held business entities.

The  following  is  a  summary   description  of  Britton'  business  after  the
acquisition of CaliCo.

Plan of Operation

The following presentation of the plan of operation of Britton has been prepared by internal management and should be read in conjunction with the Britton and CaliCo audited annual consolidated financial statements and notes thereto and the notes thereto included in, or referred to, in this report. The discussion of results, causes and trends should not be construed to imply any conclusion that such results or trends will necessarily continue in the future.

Some of the statements below discuss "forward-looking" information within the meaning of The Private Securities Litigation Reform Act of 1995 that are based on management's current expectations and assumptions. Those statements include statements regarding the intent, belief or current expectations of Britton and its officers and directors. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. These risks and uncertainties include but are not limited to, those risks and uncertainties discussed in this Form 8-K which is incorporated herein by reference. In light of the significant risks and uncertainties inherent in the forward-looking statements included in this report, the inclusion of such statements should not be regarded as a representation by us or any other person that our objectives and plans will be achieved.

Overview of the Entertainment Industry

The entertainment industry is experiencing major market expansion along with major structural and technological change. Global revenues from traditional and new media are on the increase. Traditional sources of revenue from cinema and network television are now joined by a huge expansion in ancillary sales from cable, video, DVD, pay per view, video games, publishing and merchandising. Although the industry is still dominated by the majors, Warner, Universal, Paramount, Columbia/Sony, Fox/News Corp and MGM, CaliCo believes that there is still opportunity for independent filmmakers in the domestic and foreign markets.

Business of CaliCo in the Entertainment Industry

CaliCo intends to engage in the production and distribution of feature length and shorter length movies.

CaliCo currently owns a 20% revenue interest in an original literary composition and completed film project called "Stuck" that it acquired from Prodigy Pictures Inc. in 2007; said revenue interest is subject to the repayment of prior financing on the film from the net proceeds from distribution. CaliCo's interest and participation in the investment is passive and it will be relying upon Prodigy Pictures Inc. to monitor the investment. Prodigy Pictures Inc. currently owns a 40% revenue interest in the film and owns 2% of the issued and outstanding capital stock of Britton.

Added Risk Factors applicable for our acquisition of CaliCo.

1. The film industry is highly competitive and we will be competing with companies with much greater resources than we have.

The business in which we engage is significantly competitive. Each of our primary business operations is subject to competition from companies which, in some instances, have greater production, distribution and capital resources than us. We compete for relationships with a limited supply of facilities and talented creative personnel to produce our films. We will compete with major motion picture studios, such as Warner Brothers and The Walt Disney Company, for the services of writers, actors and other creative personnel and specialized production facilities. We also anticipate that we will compete with a large number of United States-based and international distributors of independent films, including divisions of The Walt Disney Company/Pixar, Warner Brothers, Universal, Paramount/Dreamworks, Fox and Sony/MGM in the production of films expected to appeal to international audiences. More generally, we anticipate we will compete with various other leisure-time activities, such as home videos, movie theaters, personal computers and other alternative sources of entertainment.

The production and distribution of theatrical productions, television animation, videocassettes and video disks are significantly competitive businesses, as they compete with each other, in addition to other forms of entertainment and leisure activities, including video games and on-line services, such as the Internet. There is also active competition among all production companies in these industries for services of producers, directors, actors and others and for the acquisition of literary properties. The increased number of theatrical films released in the United States has resulted in increased competition for theater space and audience attention. Revenues for film entertainment products depend in part on general economic conditions, but the competitive situation of a producer of films is still greatly affected by the quality of, and public response to, the entertainment product that the producer makes available to the marketplace.

There is strong competition throughout the home video industry, both from home video subsidiaries of several major motion picture studios and from independent companies, as well as from new film viewing opportunities such as pay-per-view.

We also anticipate competing with several major film studios such as Paramount Communications/Dreamworks SGA, MCA/Universal, Sony Pictures Entertainment/ MGM/UA Inc, Twentieth Century Fox; Time Warner; and Disney/Pixar, which are dominant in the motion picture industry, in addition to numerous independent motion picture and television production companies, television networks and pay television systems, for the acquisition of literary properties, the services of performing artists, directors, producers, other creative and technical personnel, and production financing.

2. Audience acceptance of our films will determine our success, and the prediction of such acceptance is inherently risky.

We believe that a production's theatrical success is dependent upon general public acceptance, marketing, advertising and the quality of the production. CaliCo's production will compete with numerous independent and foreign productions, in addition to productions produced and distributed by a number of major domestic companies, many of which are divisions of conglomerate corporations with assets and resources substantially greater than that of ours. Our management believes that in recent years there has been an increase in competition in virtually all facets of our business. The growth of pay-per-view television and the use of home video products may have an effect upon theater attendance and non-theatrical motion picture distribution. As we may distribute productions to all of these markets, it is not possible to determine how our business will be affected by the developments, and accordingly, the resultant impact on our financial statements. Moreover, audience acceptance can be affected by any number of things over which we cannot exercise control, such as a shift in leisure time activities or audience acceptance of a particular genre, topic or actor

3. The competition for booking screens may have an adverse effect to any theatrical revenues.

In the distribution of motion pictures, there is very active competition to obtain bookings of pictures in theaters and television networks and stations throughout the world. A number of major motion picture companies have acquired motion picture theaters. Such acquisitions may have an adverse effect on our distribution endeavors and our ability to book certain theaters which, due to their prestige, size and quality of facilities, are deemed to be especially desirable for motion picture bookings.

4. Governmental restrictions may adversely affect our revenues.

In addition, our ability to compete in certain foreign territories with either film or television product is affected by local restrictions and quotas. In certain countries, local governments require that a minimum percentage of locally produced productions be broadcast, thereby further reducing available time for exhibition of our productions. Additional or more restrictive theatrical or television quotas may be enacted and countries with existing quotas may more strictly enforce such quotas.

Additional or more restrictive quotas or stringent enforcement of existing quotas could materially and adversely affect our business by limiting our ability to fully exploit our productions internationally.

5. We have limited financial resources and there are risks we may be unable to acquire financing when needed.

To achieve and maintain competitiveness, we may be required to raise substantial funds. Our forecast for the period for which our financial resources will be adequate to support our operations involves risks and uncertainties and actual results could fail as a result of a number of factors. We anticipate that we may need to raise additional capital to develop, promote and distribute our films. Such additional capital may be raised through public or private financing as well as borrowings and other sources. Public or private offerings may dilute the ownership interests of our stockholders. Additional funding may not be available under favorable terms, if at all. If adequate funds are not available, we may be required to curtail Operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require us to relinquish rights to certain products and services that we would not otherwise relinquish and thereby reduce revenues to the company.

6. We are at risk of internet competition which may develop and the effects of which we cannot predict.

The Internet market is new, rapidly evolving and intensely competitive. We believe that the principal competitive factors in maintaining an Internet business are selection, convenience of download and other features, price, speed and accessibility, customer service, quality of image and site content, and reliability and speed of fulfillment. Many potential competitors have longer operating histories, more customers, greater brand recognition, and significantly greater financial, marketing and other resources. In addition, larger, well-established and well- financed entities may acquire, invest in, or form joint ventures as the Internet, and e-commerce in general, become more widely accepted. Although we believe that the diverse segments of the Internet market will provide opportunities for more than one supplier of productions similar to CaliCo's, it is possible that a single supplier may dominate one or more market segments. We also have significant competition from online websites in international markets, including competition from US-based competitors in addition to online companies that are already well established in those foreign markets. Many of our existing competitors, in addition to a number of potential new competitors, have significantly greater financial, technical and marketing resources than we do.

7. We are at risk of technological changes to which we may be unable to adapt as swiftly as our competition.

We believe that our future success will be partially affected by continued growth in the use of the Internet. E-commerce and the distribution of goods and services over the Internet for film product are relatively new, and predicting the extent of further growth, if any, are difficult. The market for Internet products and services is characterized by rapid technological developments, evolving industry standards and customer demands and frequent new product introductions and enhancements. For example, to the extent that higher bandwidth Internet access becomes more widely available using cable modems or other technologies, we may be required to make significant changes to the design and content of our films and distribution process in order to compete effectively.

Our  failure  to  adapt  to  these  or  any  other  technological   developments
effectively  could  adversely  affect  our  business,   operating  results,  and
financial condition.

8. We face risks of compliance with government regulation of the film industry.

The following does not purport to be a summary of all present and proposed federal, state and local regulations and legislation relating to the production and distribution of film entertainment and related products; rather, the following attempts to identify those aspects that could affect our business. Also, other existing legislation and regulations, copyright licensing, and, in many jurisdictions, state and local franchise requirements, are currently the subject of a variety of judicial proceedings, legislative hearings and administrative and legislative proposals which could affect, in various manners, the methods in which the industries involved in film entertainment operate.

Audiovisual works such as motion pictures and television programs are not included in the terms of the General Agreement on Tariffs and Trade. As a result, many countries, including members of the European Union, are able to enforce quotas that restrict the number of United States produced feature films which may be distributed in such countries. Although the quotas generally apply only to television programming and not to theatrical exhibitions of motion pictures, there can be no assurance that additional or more restrictive theatrical or television quotas will not be enacted or that existing quotas will not be more strictly enforced. Additional or more restrictive quotas or more stringent enforcement of existing quotas could materially or adversely limit our ability to exploit our productions completely. The Office of the United States Trade Representative (USTR) under the Executive Office of the President cites such restrictive trade practices in Korea, China, and the European Union as a whole with even more restrictive practices in France, Italy and Spain.

Voluntary industry embargos or United States government trade sanctions to combat piracy, if enacted, could impact the amount of revenue that we realize from the international exploitation of our film productions.

The Code and Ratings Administration of the Motion Picture Association of America assigns ratings indicating age group suitably for the theatrical distribution for motion pictures. United States television stations and networks, in addition to foreign governments, could impose additional restrictions on the content of motion pictures which may restrict, in whole or in part, theatrical or television exhibitions in particular territories. Congress and the Federal Trade Commission are considering, and in the future may adopt, new laws, regulations and policies regarding a wide variety of matters that may affect, directly or indirectly, the operation, ownership and profitably of our business.

9. The motion picture industry is at high risk for piracy which may effect our earnings.

The motion picture industry, including us, may continue to lose an indeterminate amount of revenue as a result of motion picture piracy both in the country to unauthorized copying from our films at post production houses, copies of prints in circulation to theaters, unauthorized video taping at theaters and other illegal means of acquiring our copywritten material. The USTR has placed Argentina, Brazil, Egypt, Indonesia, Israel, Kuwait, Lebanon, Pakistan, the Philippines, Russia, The Ukraine and Venezuela on the 301 Special Watch List for excessive rates of piracy of motion pictures and optical disks. The USTR has placed Azerbaijan, Bahamas, Belarus, Belize, Bolivia, Bulgaria, Colombia, the Dominican Republic, Ecuador, Hungary, Italy, Korea, Latvia, Lithuania, Mexico, Peru, Romania, Taiwan, Tajikistan, Thailand, and Uzbekistan on the watch list for excessive piracy.

Our Financing Strategy

CaliCo intends to use outside financing wherever possible. CaliCo and Britton's management recognizes that this ability will allow the Company to attract higher quality independent projects. Typically a single purpose entity specific to the film is established to produce and finance the film. This entity will then contract with the financing parties.

The Company intends to finance its films with equity investments by third party investors. Although the terms of each such investment may differ, usually the investment takes the form of an "at risk" equity investment for which there is no recourse against the Company. We may directly or indirectly, be responsible to ensure and/or supervise that proper payments are made to an investor toward the recoupment of the investment as well as payments of any return earned by an investor from such an investment. However, all such payments are due and payable from the earnings of the film, and not from the assets of the Company. It is not our policy to use our own funds in a direct investment in a film. However we may chose to do so if the amount is insignificant, and/or there is an insufficient amount of time to find the appropriate third party investor. In such cases we will usually attempt to dispose of our "at risk" amount by subsequently bringing in third party investors. CaliCo has had preliminary discussions with banks regarding loans for the production of films. However, CaliCo has not used any such loans to date and may not be able to do so in the foreseeable future. These loans are typically secured by presales of foreign territories or major ancillaries (i.e. cable or free TV). CaliCo has also discussed financing our films through funds supplied by various film funds. As to date, the Company has not financed any films with bank loans or film fund financing. The terms and availability of each type of funding for films vary continuously and none of the above options may be available to fund a specific film project at the time required. This may cause the Company to postpone or abandon films which it may otherwise have chosen to produce or distribute.

Business Strategy

The Company seeks to conduct its business along the following guidelines:

* Hire high quality  management and staff.
* Provide  incentive rewards based on success.
* Keep overhead low by subcontracting to others work that does not involve creative supervision or financial control.
* Seek higher quality, scripts that have high dramatic impact and are ready for production.

* Scripts which have or will attract strong directors, good cast and can be produced for a reasonable budget.
* Keep production costs low by having talent share in both the risk and the profits.
* Keep theatrical distribution costs under control by limited test releases before viewing in the domestic and foreign markets.
* Maximize and control income and accountability by operating a foreign sales organization.
* Encourage filmmakers to work with the Company by setting firm pre-production and financial guidelines and giving them creative freedom to make their project within the guidelines.
* Create a reputation for fair  bookkeeping and reporting.
* Build up an active library to generate ongoing recurring income.

Each of the strategies may prove difficult to achieve at any given time due to the unavailability of quality staff and talent desired on the terms that fit the budget and circumstance of any given film project. Although CaliCo has been offered high quality scripts in the past, there is no guarantee that this will be the case going forward. Although the Company will undertake projects with outside financing, the ability to, and timing of film production is contingent upon the successful negotiation and receipt of financing. Film financing availability can be affected by a variety of factors, generally including economic conditions, the availability of commensurate returns from alternate investments with less risk, the then current success of independent films and/or genre specific competitive films as well as the results of already produced films.

Production Process

CaliCo is committed to producing films that can be, or are fully financed. The decision making process consists of and dependent on the quality of the script, director, the value of the cast, the actual production cost, the management skills of the producing team and the film's ability to make a meaningful profit to the Company.

The Company has also factor in the ability to structure the film to qualify for "soft" tax and incentive investment (various governmental entities in the US and in other countries have structured incentives to attract film production, including tax deferments, rebates and forgiveness cash grants; loans and cost abatements). Before a film is "greenlighted" (given the go ahead for production), the production plans are meticulously reviewed, contingencies prepared and detailed cost controls put in place. CaliCo and Britton believe it is the director's right in the first instance to realize his/her vision. However, the Company's management reviews the dailies (the footage shot each day during photography) and is available for guidance if required.

Our Distribution Process

The Company will have our own distribution division or subsidiary, which can make copies of the master negative ("prints"), book theaters, place advertising, create publicity and collect revenues. We may use this entity to distribute films which the Company believes will succeed in the United States markets through a technique called "platforming."

In platforming, the Company makes a limited release in selected theaters within one or more target markets. As positive reviews, word of mouth, and theater results build, we add additional markets as warranted.

If the Company believes a film can be a mega-hit, we may have the ability to team up with a major studio. The Company does not have any current agreements with a major studios for the distribution of any of films. However, the Company hopes to be able to strike single picture deals where the studio would provide the costs of prints and advertising on a limited or nationwide release.

We may produce and distribute a completed film that we believe will not succeed theatrically - accordingly, we may release the film directly to the ancillary market (i.e. video-DVD markets, foreign markets, television and/or cable). We may also arrange for the film to be sold territorially to many film markets outside the United States.

Distribution agreements can vary greatly, the most common formula for distribution is the "net proceeds arrangement," the distributor retains a distributor fee (see below), generally 12-30% of distributor's gross from film rentals (these are usually 45-50% of box-office gross). The distributor recoups the costs incurred in distributing the film from the remaining 70 - 88% percent of Distributor's Gross. The remainder, known as the "net proceeds," is then typically allocated to the producer, from which he must repay the cost of production, pay any amounts due to creative talent, and any third parties providing the production financing, with the balance representing profits.

Distributor fees are a function of negotiated license rates. The rates described below are rates CaliCo believe are generally paid to distributors as a percentage of the gross income for independent films:

MARKET                               RATE

Domestic Theatrical                  20%
Domestic Video                       15%
Pay Cable                            20%
Television - Syndication             20%
Video Sell-Through                   15%
Foreign Theatrical                   20%

All rates are negotiable and vary film by film. Also many companies use different terms and definitions relating to gross income, net income and profits, prints and advertising, licensing, product placement and merchandising. All of these affect the amount negotiated to be paid to the distributors.

Financial Condition

Britton and CaliCo auditors going concern opinion for the prior year ended and the notation in the financial statements indicate that Britton and CaliCo have accumulated operation losses since its inception and currently has limited business operations. Britton and CaliCo do not have sufficient cash or other material assets nor does the combined company have sufficient operations or an established source of revenue to cover the operational costs that would allow the combined company to continue as a going concern. With the acquisition of CaliCo, Britton intends to acquire additional operating capital through equity offerings or Britton and CaliCo intend to secure other financial accommodations to fund its current business plan and expansion.

CaliCo's Stock Issuance

The shares of common stock issued by CaliCo and exchanged for the shares of common stock of Britton pursuant to the Exchange Agreement were not registered under the Securities Act and each bear a restrictive legends that reflect this status.

The  securities  were issued to (i) Donald K. Bell, at the time of formation and
(ii) to Prodigy Pictures Inc., Kron Tomas Purna Ltd. and John Costello at the time of the initial acquisition of an interest in the film property known as "Stock" in reliance on the exemption from registration provided by Section 4(2) of the Securities Act, and/or Regulation S promulgated under the Securities Act. Mr. Bell and CaliCo did not engage in any general solicitation or advertisement for the issuance of these securities. Thereafter, Mr. Bell transferred certain of his shares of stock to the other exchanging shareholders, each were friends of Mr. Bell and/or employees of CaliCo at the time of transfer. In connection with the issuance and/or transfer, each person represented that (i) such person is an accredited investor as this term is defined in Regulation D under the Securities Act, (ii) such person is not a US Person within the meaning of Regulation S, (iii) the securities such person is acquiring cannot be resold except pursuant to a effective registration under the Securities Act or in reliance on an exemption from the registration requirements of the Securities Act, and that the certificates representing such securities bear a restrictive legend to that effect and/or (iv) such person intends to acquire the securities for investment only and not with a view to the resale thereof.

Our executive offices have relocated to 401 Wilshire Boulevard, Suite 1065, Santa Monica, CA 90401, the current offices of CaliCo. The suite contains a shared reception area, conference board room and kitchen facilities. The space consists of approximately 1800 square feet. The space is a sublease at $3,200 per month and the sublease expires on April 31, 2009. We have option to renew the lease for an extended term. We believe that this arrangement will meet our needs for the foreseeable future and alternative space is available in the Santa Monica, CA area and in Hollywood, CA on terms substantially identical to the rent currently being paid.

Legal Proceedings

There is no litigation pending or threatened by or against the Company.

Shell Issues

The Securities and Exchange Commission has adopted a rule (Rule 419) which defines a blank-check company as (i) a development stage company, that is (ii) offering penny stock, as defined by Rule 3a51-1, and (iii) that has no specific business plan or purpose or has indicated that its business plan is engage in a merger or acquisition with an unidentified company or companies. We have been informed that the Securities and Exchange Commission position is that the securities issued by all blank check companies that are issued in unregistered offerings must be registered with the Commission before resale. At the time that our shareholders acquired our stock, we had a specific business plan and purpose and we were not a blank-check company. In addition, Rule 419 is applicable only if a registration statement is filed covering an offering of a penny stock by a blank check company.

On June 29, 2005, the Securities and Exchange Commission adopted final rules amending the Form S-8 and the Form 8-K for shell companies like us. The amendments expand the definition of a shell company to be broader than a company with no or nominal operations/assets or assets consisting of cash and cash equivalents, the amendments prohibit the use of a From S-8 (a form used by a corporation to register securities issued to an employee, director, officer, consultant or advisor, under certain circumstances), and revise the Form 8-K to require a shell company to include current Form 10 information, including audited financial statements, in the filing on Form 8-K that the shell company files to report the acquisition of the business opportunity. The rules are designed to assure that investors in shell companies that acquire operations or assets have access on a timely basis to the same kind of information as is available to investors in public companies with continuing operations.

On February 15, 2008, the Securities and Exchange Commission adopted final rules amending Rule 144 (and Rule 145) for shell companies like us. The amendments currently in full force and effect provide that the current revised holding periods applicable to affiliates and non-affiliates is not now available for securities currently issued by either a reporting or non-reporting shell company, unless certain conditions are met. An investor will be able to resell securities issued by a shell company subject to Rule 144 conditions if the reporting or non-reporting issuer (i) had ceased to be a shell, (ii) is subject to the Exchange Act reporting obligations, (iii) has filed all required Exchange Act reports during the proceeding twelve months, and (iv) at least 90 days has elapsed from the time the issuer has filed the "Form 10 Information" reflecting the fact that it had ceased to be a shell company before any securities were sold Rule 144. The amendment to Rule 144(i)(1)(i) was not intended to capture a "startup company," or a company with a limited operating history or the shares originally issued by us prior to our acquisition of CaliCo (or the shares originally issued by CaliCo).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) The financial statements required to be filed pursuant to Instruction C.3 of Form 8-K and Item 310(c) of Regulation S-B consisting of Britton's audited balance sheet at April 30, 2007 and April 30, 2008 and audited statements of operations, stockholders' equity (deficit) and cash flows for the years ended April 30, 2007 and April 30, 2008 and CaliCo's audited balance sheet at April 30, 2008 and audited statement of operations, shareholders' equity and cash flow at April 30, 2008 are attached as Exhibits 99.1 and 99.2, respectively, to this report on Form 8-K.

(b) The unaudited pro forma condensed consolidated balance sheet of Britton at April 30, 2008 and the unaudited pro forma condensed combined income statement for the year ended April 30, 2008 of Britton are attached hereto as Exhibit 99.4.

(c) Exhibits

     2.1 Share Exchange Agreement dated September 3, 2008 by and between Britton and CaliCo, and its shareholders.

     99.2 Britton's audited consolidated balance sheet dated as of April 30, 2008 and April 30, 2007 and audited statements of operations, stockholders' equity and cash flows for the twelve months ended the related statements of operations, stockholders' equity (deficit), and cash flows for the year ended April 30, 2008 and for the period from October 3, 2007 (date of inception) through April 30, 2007 and for the cumulative period October 3, 2007(date of inception) to April 30, 2008.

     99.3 CaliCo's audited consolidated balance sheet dated as of April 30, 2008 and audited statements of operations, stockholders' equity and cash flows and related statements of operations, stockholders' (deficit), and cash flows for the period from June 21, 2007 (date of inception) through April 30, 2008.

     99.4 Unaudited pro forma condensed consolidated balance sheet of Britton dated April 30, 2008 and the unaudited pro forma condensed consolidated statement of operations of Britton for the twelve months ended April 30, 2008, with the notes to the financial statements.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BRITTON INTERNATIONAL INC.


Date: September 8, 2008

                               By: /s/ DONALD K. BELL
                               ___________________________________________
                               Name:   Donald K. Bell
                               Title:  Director and President
                                       (Principal Executive) and Financial
                                       and Accounting Officer